UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-09749
Lifetime Achievement Fund, Inc.
(Exact name of Registrant as specified in Charter)
15858 West Dodge Road
Suite 310
Omaha, NE 68118
(Address of principal executive offices)
Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118
(Name and address of agent for service)
Registrant’s telephone number, including area code: (402) 330-1166
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.
Annual Report
December 31, 2006
Lifetime Achievement Fund
LIFETIME ACHIEVEMENT FUND, INC.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Roland R. Manarin

Aron Huddleston
SHAREHOLDER LETTER

Dear Shareholders,

Lifetime Achievement Fund (the “Fund”) seeks to maximize total real return after taxes and inflation, within our parameters of safety. Our mission is to search the world for the best places to invest the Fund’s assets. We then take positions in mutual funds that we believe are run by the best professional management teams that we can find in each area of the market that we find attractive.

Performance Review

So how did we do in 2006? Below is a table of how we performed against some common stock market indexes.

ONE YEAR AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

Lifetime Achievement Fund	+23.03%[1]
Dow Jones Industrial Average	+19.04%
S&P 500® Index	+15.80%
NASDAQ Composite Index	+10.39%
MSCI U.S. Index	+14.67%
MSCI World Index	+20.07%

1 One year without sales charge was 23.03% and 19.95% with maximum sales charge.
Three year without sales charge was 14.24% and 13.26% with maximum sales charge.
Five year without sales charge was 12.82% and 12.24% with maximum sales charge.
Since inception without sales charge was 3.33% and 2.92% with maximum sales charge.

The Fund’s investment results represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than that which is stated. To receive current to the most recent month-end performance, please call (888) 339-4230.

Portfolio Review

The Fund benefited from its positions in Level 3 Communications, gold funds, and global funds. Level 3’s stock increased 95% for the calendar year. It has definitely been the most volatile position in the portfolio. We were able to purchase quite a few shares at lower prices over the last few years. We continue to like the risk/reward opportunity that will benefit from the expanded use of broadband in our daily lives. OCM Gold Fund and Franklin Gold & Precious Metals Fund — Class A were up 36% and 31%, respectively. We continue to own around a 7% allocation in these funds of gold mining companies in order to hedge the portfolio against a monetary collapse. Our global funds, Templeton Growth Fund, Inc. — Class A, Franklin Mutual Discovery — Class A, and Polaris Global Value — Class A, all returned over 20% for the year. However, we see a lot of money flowing into overseas stock markets, which is a classic signal that we could be near a top. This past summer, we got out of our aggressive overseas position, Delaware Emerging Markets Fund — Class A. The Fund’s overseas allocation currently consists of managers hunting for bargains around the world, which we feel is a safer way to diversify in foreign companies in this environment.

Throughout the past year, we have shifted about 20% of the Fund to U.S. large capitalization value stocks. In our quest for bargains, we feel that this area of the market is currently the most undervalued opportunity. Early in the year, we added the John Hancock Classic Value Fund — Class A, which is managed by Pzena Asset Management, to the Fund. More recently, we also added Delaware Value Fund — Class A. Both are classic funds that seek out good companies that are trading for bargains. The funds are willing to hold a stock 3-5 years, instead of today’s 5 minute mentality. We believe that slow and steady still wins the race.

In early June of 2006, the market experienced a correction of about 10%. We used this as an opportunity to move a small part of the Fund to more aggressive positions. The Fund benefited from this move as we locked-in those profits before the Thanksgiving holiday.

2007 Outlook

We’ve now had four years in a row of positive returns. DISCLAIMER — We will not average 20% a year every year. What do we see for 2007? First, we are still anticipating a market correction (probably brief, but could be up to 15%). However, we have no idea when it will happen. Overall, we are bullish for the year ahead. Many market fundamentals are positive, here are just a few:

•	The Fed seems to have finished increasing short-term interest rates and has been growing the money supply at around 5-6%.

•	Inflation is low at about 2-3%.

•	Long-term interest rates, such as mortgages, are still historically on the low side.

•	Economic growth has slowed to a more sustainable pace.

•	One has to work pretty hard to not work in the current job environment.

•	Corporate profits are near all time highs and still growing.

•	Price-to-earnings ratios are the lowest that they have been in years.

•	A significant amount of cash is still on the sidelines because the average investor is still nervous.

•	Companies have used cash to buy back stock and buy-out other companies.

•	Some companies are going private, which reduces the total supply of stock on the market.

Thank you for your continued confidence over the past year.

Peace and Goodwill,

Roland Manarin, President and Portfolio Manager

Aron Huddleston, Vice President and Assistant Portfolio Manager

The foregoing information reflects our analysis and opinions. The information is not a complete analysis of every aspect of any market, country, industry, security, or fund. Statements of fact are from sources considered reliable.

Portfolio composition will change due to ongoing management of the Fund. Specific securities’ and funds’ names in this letter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.

Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of the NASD and SIPC.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)

For the Six Months Ended December 31, 2006

As a shareholder of the Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	July 1, 2006	December 31, 2006	7/1/06-12/31/06
Actual	$1,000.00	$1,128.20	$9.67
Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	$9.16

* Expenses are equal to the Fund’s annualized expense ratio of 1.91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
PORTFOLIO HOLDINGS AS A PERCENTAGE OF INVESTMENTS
(Unaudited)

December 31, 2006

Please note that Lifetime Achievement Fund, Inc. has the NASDAQ symbol LFTAX.
Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)

As of December 31, 2006

 AVERAGE ANNUAL TOTAL RETURNS*

			Since Inception
	1 Year	5 Year	(July 5, 2000)
Lifetime Achievement Fund with 2.50% sales load	19.95	12.24	2.92
Lifetime Achievement Fund without 2.50% sales load	23.03	12.82	3.33
MSCI World Index	20.07	9.97	2.60
MSCI U.S. Index	14.67	5.57	0.22
S&P 500® Index	15.80	6.20	1.28
NASDAQ Composite Index	10.39	4.99	(6.87)

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*

* The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.

The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The MSCI U.S. Index is designed to measure equity performance in the United States. The index offers a regional- and sector-specific index that is more relevant than a broader index like the S&P 500® Index.

Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market. The index is designed to represent the performance of the Nasdaq Stock Market which includes stocks traded only over-the-counter and not on an exchange.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS

December 31, 2006

Name of Security	Shares	Value
Mutual Funds: 98.6%
Alger Capital Appreciation Portfolio - Class A*	987,874	$11,508,734
Alger Small Capitalization Portfolio - Class A*	1,338,484	8,713,534
Delaware Group Equity Value Fund - Class A	937,362	12,607,520
Franklin Balance Sheet Investment Fund - Class A	110,599	7,378,079
Franklin Gold and Precious Metals Fund - Class A	205,581	6,582,699
Franklin Large Cap Value Fund - Class A†	519,282	8,376,020
Franklin MicroCap Value Fund - Class A†	321,102	13,345,013
Franklin Mutual Discovery Fund - Class A†	412,031	12,422,734
Franklin Small Cap Value Fund - Class A	281,430	12,301,312
John Hancock Classic Value Fund - Class A	527,303	14,590,484
OCM Gold Fund	215,361	3,876,498
Pioneer Mid-Cap Value Fund - Class A	474,575	10,806,072
Polaris Global Value Fund - Class A	493,489	9,859,908
Templeton Growth Fund, Inc. - Class A†	507,608	13,025,215

Total Mutual Funds (Cost: $117,248,463)		145,393,822

Equity Securities: 5.9%
Information Technology: 0.4%
SoftBrands, Inc.*	371,575	631,678
Telecommunication Services: 5.5%
Level 3 Communications, Inc.*	1,429,725	8,006,460

Total Equity Securities (Cost: $8,224,538)		8,638,138

	Principal
Name of Security	Amount	Value
Short-Term Investments: 0.6%
UMB Bank, n.a., Money Market Fiduciary±	$847,100	$847,100

Total Short-Term Investments (Cost: $847,100)		847,100

Total Investments: 105.1% (Cost: $126,320,101)		154,879,060

Liabilities, Less Other Assets: (5.1)%		(7,479,065)

Net Assets: 100.0%		$147,399,995

Footnotes:

*	Non-income producing security.
†	As of December 31, 2006, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $34,072,331 as of December 31, 2006. See Note 6 to the Financial Statements.
±	The short-term investments earn interest at variable rates. At December 31, 2006, the interest rate was 3.68%.

6          The accompanying notes are an integral part of this schedule.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

Assets
Investments at value (cost $126,320,101)	$154,879,060
Receivable for fund shares sold	441,952
Interest and dividends receivable	366,432
Other assets	13,956

Total assets	155,701,400

Liabilities
Loan payable	7,706,000
Payable for fund shares redeemed	285,814
Distribution fees payable	88,402
Management fee payable	93,673
Interest payable	41,481
Other accrued expenses	86,035

Total liabilities	8,301,405

Net assets	$147,399,995

Net assets consist of:
Paid-in-capital	$118,120,337
Undistributed net realized gain on investments	720,699
Net unrealized appreciation on investments	28,558,959

Net assets	$147,399,995

Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	6,383,295

Net asset value and redemption price per share (net assets/shares outstanding)	$23.09

Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$23.68

The accompanying notes are an integral part of the financial statements.           7

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

Investment income
Dividends from mutual funds	$1,409,652
Dividends from securities	33,270
Interest	39,454
Other income	7

Total investment income	1,482,383

Expenses
Management fees	904,381
Interest expense	492,514
Distribution fees	301,460
Professional fees	142,106
Administrative and fund accounting fees	110,000
Transfer agent fees and expenses	91,129
Reports to shareholders	40,193
Federal and state registration fees	37,594
Custody fees	27,313
Directors’ fees	11,586
Miscellaneous expenses	8,393

Total expenses	2,166,669

Net investment loss	(684,286)
Net realized and unrealized gain/loss on investments
Capital gain distributions from mutual funds	5,933,426
Net realized gain on investments	88,387
Change in unrealized appreciation/depreciation on investments	19,968,929

Net increase in net assets resulting from operations	$25,306,456

8          The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2006	2005
Increase in net assets from operations
Net investment loss	$(684,286)	$(429,702)
Capital gain distributions from mutual funds	5,933,426	3,509,575
Net realized gain/loss on investments	88,387	5,265,486
Change in unrealized appreciation/depreciation on investments	19,968,929	1,079,640

Net increase/decrease in net assets resulting from operations	25,306,456	9,424,999

Distributions
From capital gains	(5,235,715)	—

Capital share transactions
Proceeds from sale of shares	31,182,150	16,898,222
Proceeds from reinvestment of dividends	5,148,068	—
Redemption of shares	(6,505,808)	(4,844,022)
Redemption fees	315	—

Net increase from capital share transactions	29,824,725	12,054,200

Total increase in net assets	49,895,466	21,479,199
Net assets
Beginning of year	97,504,529	76,025,330

End of year	$147,399,995	$97,504,529

Transactions in shares
Shares sold	1,451,887	1,921,048
Proceeds from reinvestment of dividends	222,957	—
Shares redeemed	(304,570)	(554,766)
Reverse stock split	(5,013,022)*	—

Net increase/decrease	(3,642,748)	1,366,282

*	The Fund had a 1-2 stock split with ex and payable dates of January 3, 2006. See Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.           9

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2006		2005		2004		2003		2002

Selected per share data
Net asset value, beginning of year	$9.73		$8.78		$8.03		$5.97		$6.55

Income from investment operations
Net investment loss(a)	(0.11)		(0.04)		(0.06)		(0.05)(b)		(0.05)
Increase from reverse stock split(c)	9.73		—		—		—		—
Net realized and unrealized gain/loss on investments	4.59		0.99		0.81		2.11		(0.53)

Total from investment operations	14.21		0.95		0.75		2.06		(0.58)

Distributions and other
Less distributions from realized gains	$(0.85)		$—		$—		$—		$—
Redemption fees(d)	—(e)		—		—		—		—

	(0.85)		—		—		—		—

Net asset value, end of year	$23.09		$9.73		$8.78		$8.03		$5.97

Total return(f)	23.03%		10.82%		9.34%		34.51%		(8.85)%
Ratios and supplemental data
Net assets, end of period (in thousands)	$147,399		$97,505		$76,025		$66,032		$46,548
Ratio of expenses to average net assets
With expense reimbursement and service fee	1.80	%(g)	1.77	%(h)	1.59	%(i)	1.76	%(j)	1.51	%(k)
Without expense reimbursement and service fee	1.80	%(g)	1.77	%(h)	1.59	%(i)	1.86%		1.51	%(k)
Ratio of net investment loss to average net assets	(0.57)%		(0.52)%		(0.82)%		(0.73)	%(b)	(0.75)%
Portfolio turnover rate	26%		28%		2%		3%		35%

(a)	Recognition of the Fund’s net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund’s expense ratio.
(b)	Net investment loss is net of expenses reimbursed by the Manager.
(c)	The Fund had a 1-2 reverse stock split with ex and payable dates of January 3, 2006. See Notes to Financial Statements.
(d)	See Notes to Financial Statements.
(e)	Less than $0.01 per share.
(f)	Total return represents aggregate total return and does not reflect a sales charge.
(g)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.39%.
(h)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.43%.
(i)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.46%.
(j)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.50%.
(k)	The ratio of expenses to average net assets, excluding interest expense and cost of Fund borrowings was 1.47%.

10          The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS

December 31, 2006

Lifetime Achievement Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in mutual funds (“Other Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. Summary of Significant Accounting Policies

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Securities for which quotations are not readily available are valued at fair value as determined by Manarin Investment Counsel, Ltd. (the “Manager”), under the direction of the Board of Directors.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Cash — The Fund classifies as cash amounts on deposit with the Fund’s custodian. These amounts earn interest at variable interest rates. At December 31, 2006, the interest rate was 3.68%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The Fund utilized $24,142 of its capital loss carry forward during the year ended December 31, 2006.

The character of distributions made during the year from net investment loss or net realized gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of December 31, 2006, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$125,677,072

Gross Unrealized Appreciation	$32,254,374
Gross Unrealized (Depreciation)	(3,052,386)

Net Unrealized Appreciation on Investments	$29,201,988

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$77,670
Undistributed Long-Term Capital Gains	—

Accumulated Earnings	77,670
Accumulated Capital and Other Losses	—
Unrealized Appreciation	29,201,988

Total Accumulated Earnings (Deficit)	$29,279,658

The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

	2006	2005

Distribution paid from:
Ordinary income	$1,578,582	$—
Long-term capital gains	3,567,133	—

Total Distributions	$5,145,715	$—

The Fund hereby designates approximately $3,657,133 as capital gain dividends, for the purpose of the dividends paid deduction.

New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — (continued)

December 31, 2006
November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Related Party

The Manager is the investment adviser of the Fund. For its services, the Manager receives a fee at an annual rate of 0.75% of the Fund’s average daily net assets. The Manager voluntarily agreed to limit the Fund’s total operating expenses, exclusive of interest expense and cost of Fund borrowings, to an annual rate of 1.50% for the fiscal year ending December 31, 2006. The Manager may terminate the expense limit at any time. For the year ended December 31, 2006, the Manager made no reimbursements to the Fund.

The Fund paid $6,500 to unaffiliated directors during the year ended December 31, 2006. No compensation is paid to any director or officer who is affiliated with the Manager.

4. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities, were $62,319,231 and $33,253,471, respectively, for the year ended December 31, 2006.

5. Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay Manarin Securities Corporation, the Fund’s principal distributor (the “Distributor”), a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis. For the year ended December 31, 2006, payments totaling $224,886 have been made to the Distributor, an affiliate of the Manager, under the distribution plan.

6. Loan and Pledge Agreement

On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the “Loan Agreement”) with Custodial Trust Company, a subsidiary of Bear Stearns Securities Corp. The Fund is permitted to borrow up to the lesser of 30% of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least twice the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the year ended December 31, 2006, borrowings under the Loan Agreement were as follows:

Maximum
Amount
Weighted	Weighted			Borrowed
Average	Average	Number	Interest	During
Interest	Loan	of Days	Expense	the
Rate	Balance	Outstanding	Incurred	Period

6.39%	$7,706,000	365	$492,514	$7,706,000

7. Securities Lending

On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the “Securities Lending Agreement”) with Bear Stearns Securities Corp. (the “Lending Agent”). The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan daily. The Fund may invest the collateral at its discretion, subject to the Fund’s normal investment objectives and restrictions.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

At December 31, 2006, the Fund had no securities on loan. For the year ended December 31, 2006, the Fund had no lending income.

8. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005. This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

9. Redemption Fee

For shares purchased on or after September 8, 2006, a 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares held 90 days or less from their purchase date. Redemption fees are recorded by the Fund as a reduction of shares redeemed and as a credit to paid-in-capital. For the period ended December 31, 2006, the Fund received $315 in redemption fees.

REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Lifetime Achievement Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lifetime Achievement Fund, Inc. (the “Fund”), including the schedule of investments as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 3, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund was not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lifetime Achievement Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 14, 2007

Tax Information (Unaudited)

For the year ended December 31, 2006, 67.45% of dividends paid from net investment income including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund (unaudited).

For the year ended December 31, 2006, 67.45% of dividends paid from net investment income, including short-term capital gains from the Fund is designated as qualified dividend income (unaudited).

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at 402-330-1166 or at its toll-free number 1-800-397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at 1-800-397-1167 and such information is also available on the SEC’s website at http://www.sec.gov.

DIRECTORS AND OFFICERS

Information concerning the Directors and officers of the Fund as of December 31, 2006 is set forth below.

		Number of
		Portfolios in	Other
Name, Age, Position(s)		Complex	Directorships
Held with the Fund and	Principal Occupation(s) During	Overseen by	Held by
Address (a)	the Past Five Years	Directors	Directors
Roland R. Manarin(1) (62) President and Chairman since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	President, Director, Investment Adviser Representative and Portfolio Manager, Manarin Investment Counsel, Ltd., since February 1983; President, Director, Treasurer, Registered Representative and Registered Principal, Manarin Securities Corporation, since October 1994	1	None
Aron Huddleston(1),(2) (28) Vice President since May 2004; Treasurer since November 2005 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Vice President (since June 2004), Assistant Portfolio Manager (since January 2002) and Investment Adviser Representative (since July 2001), Manarin Investment Counsel Ltd.; Vice President (since June 2004) and Registered Representative (since May 2001), Manarin Securities Corporation	N/A	N/A
Deborah Koch(1) (34) Chief Compliance Officer since August 2004; Secretary since May 2004 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Chief Operating Officer (since March 2004) and Chief Compliance Officer (since August 2004), Manarin Investment Counsel, Ltd.; Financial and Operations Principal and Secretary (since March 2004) and Chief Compliance Officer (since August 2004), Manarin Securities Corporation; OSJ Manager, Life Investors (an insurance agency), from March 1999 to March 2004	N/A	N/A
David C. Coker (60) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Development Director, Nebraska Lutheran Outreach Ministries (non-profit religious organization), since 1991	1	None
Jerry Vincentini (66) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Retired Business Owner	1	None
Dr. Bodo Treu(3) (49) Director since inception – July 2000 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Physician, Alegent Family Care Clinic (family practice clinic), since 1987	1	None
Lee Rohlfs (65) Director since January 2001 15858 West Dodge Road, Suite 310 Omaha, NE 68118	Self-employed consultant, since 2004; Vice President, Insurance Technology Services (a consulting firm), from 1995-2004	1	None

(a)	Each director serves until the earlier of his resignation, removal, disqualification or death, or until his successor is duly elected and qualified. Officers are selected by the Board annually.
(1)	“Interested Person” of the Fund as defined in the 1940 Act by virtue of their respective position with the Manager.
(2)	Mr. Huddleston is Roland Manarin’s son-in-law.
(3)	Dr. Treu is Roland Manarin’s nephew.

Because the Manager performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager currently receives any compensation from the Fund for acting as a director or officer of the Fund.

The Fund pays directors who are not “interested persons” of the Fund $500 per meeting of the Board. There is no pension or retirement benefits accrued as part of the Fund’s expenses and there are no estimated annual benefits to be paid upon retirement.

Additional information about the Fund’s Directors is available in the Statement of Additional Information. The Statement of Additional Information is available, without charge, upon request by calling us at 1-800-397-1167.

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BOARD OF DIRECTORS
David C. Coker       Roland R. Manarin       Lee Rohlfs
Dr. Bodo Treu       Jerry Vincentini
OFFICERS
Roland R. Manarin, Chairman, President
Aron Huddleston, Vice President and Treasurer
Deborah Koch, Secretary and Chief Compliance Officer
LEGAL COUNSEL
Godfrey & Kahn, S.C.
Madison, Wisconsin
CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri
ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson
Chicago, Illinois 60614
DISTRIBUTOR
Manarin Securities Corporation
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
402-330-1166
INVESTMENT MANAGER
Manarin Investment Counsel, Ltd.
15858 West Dodge, Suite 310
Omaha, Nebraska 68118
402-330-1166

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(b) No information needs to be disclosed pursuant to this paragraph.
(c) The Registrant has made amendments to its Code of Ethics during the period covered by this report. These amendments were made to more thoroughly meet the requirements listed in Item 2(b).
(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The Registrant’s Code of Ethics is attached hereto as Exhibit 12(a)(1).
     (2) Not applicable.
     (3) Not applicable.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, all of whom are “independent.” These persons are Lee Rohlfs, Mark Taylor and Jerry Vincentini. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the Registrant’s audit committee or Board of Directors.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.
Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2006	$21,000
Fiscal year ended December 31, 2005	$14,000

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(b) Aggregate fees billed for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees” above.
Audit related fees are those which relate to the audit but are not included in its cost. The major component of this is fees related to the attendance of audit committee meetings charged by the principal accountant.

Fiscal year ended December 31, 2006	$1,600
Fiscal year ended December 31, 2005	$665
(c) Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice, tax planning and review of tax filings.
Tax fees charged by the principal accountant relate to the reviewing of filings and financial statements.

Fiscal year ended December 31, 2006	$2,625
Fiscal year ended December 31, 2005	$3,525
(d) All Other Fees.
Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.
None.
(e) (1) The Registrant’s Audit Committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by the Registrant’s principal accountant. Under this policy, the engagement terms and fees of the Registrant’s annual audit must be specifically pre-approved by the Audit Committee. In accordance with the terms of the Audit Committee’s pre-approval policy, certain audit-related services and tax services have already received the general pre-approval of the Audit Committee. Any services that have not already been approved by the Audit Committee in accordance with its pre-approval policy must be specifically pre-approved by the Audit Committee before the service can be rendered. In regards to services that have already received the general approval of the Audit Committee in accordance with the terms of its pre-approval policy, the Audit Committee will be informed promptly of any such services rendered by the Registrant’s principal accountant.
     (2) During FY 2006, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the Audit Committee.
(f) Not applicable.

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(g) Aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, the Registrant’s investment adviser and the Registrant’s principal distributor for each of the last two fiscal years.

Fiscal year ended December 31, 2006	$2,625
Fiscal year ended December 31, 2005	$3,525
During the periods indicated, the principal accountant provided non-audit services to the Registrant only.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.
(a)	(1) The Code of Ethics for the Principal Executive and Principal Financial Officer is attached hereto.

(2) Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3) Not applicable.
(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Lifetime Achievement Fund, Inc.

By:	/s/ Roland R. Manarin Roland R. Manarin
Principal Executive Officer
Date: March 6, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Roland R. Manarin Roland R. Manarin
Principal Executive Officer
Date: March 6, 2007

By:	/s/ Aron D. Huddleston Aron D. Huddleston
Principal Financial Officer
Date: March 6, 2007

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